UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2012 (June 1, 2012)

Newcastle Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31458	81-0559116
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 46th Floor New York, New York		10105
(Address of principal executive offices)		(Zip code)

(212) 798-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in Newcastle Investment Corp.’s (“Newcastle”) Current Report on Form 8-K, filed on March 12, 2012, an indirect wholly-owned subsidiary of Newcastle entered into excess servicing spread acquisition agreements (the “Acquisition Agreements”) and future spread agreements (the “Future Spread Agreements”) with Nationstar Mortgage LLC (“Nationstar”), an affiliate of Newcastle’s manager, on March 6, 2012. Also on March 6, 2012, Nationstar entered into an asset purchase agreement (the “Asset Purchase Agreement”) to purchase mortgage servicing rights (the “MSRs”) from Aurora Bank FSB, a federal savings bank organized under the laws of the United States, and Aurora Loan Services LLC, a Delaware limited liability company (collectively with Aurora Bank FSB, the “Sellers”).

On June 1, 2012, Nationstar and the Sellers entered into two separate letter agreements wherein they agreed to amend certain provisions of the Asset Purchase Agreement, including an agreement that the closing date for the MSRs relating to loans in Agency pools will occur on or about June 12, 2012 and the closing date for the remaining MSRs will occur on a later date on or about June 26, 2012. On June 7, 2012, Newcastle and Nationstar entered into amendments and restatements to each of the Acquisition Agreements and the Future Spread Agreements (collectively, the “Amended and Restated Agreements”) in order to make conforming adjustments to permit the multiple closing dates for the excess servicing spread acquisitions.

The closing of the transactions is subject to customary closing conditions.

The foregoing summary of the Amended and Restated Agreements does not purport to be a complete description and is qualified in its entirety by reference to the terms of such agreements. Copies of the Amended and Restated Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amended and Restated Current Excess Servicing Spread Acquisition Agreement for FNMA Mortgage Loans, dated as of June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.

10.2	Amended and Restated Future Spread Agreement for FNMA Mortgage Loans, dated June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.

10.3	Amended and Restated Current Excess Servicing Spread Acquisition Agreement for FHLMC Mortgage Loans, dated as of June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.

10.4	Amended and Restated Future Spread Agreement for FHLMC Mortgage Loans, dated June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.

10.5	Amended and Restated Current Excess Servicing Spread Acquisition Agreement for Non-Agency Mortgage Loans, dated as of June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.

10.6	Amended and Restated Future Spread Agreement for Non-Agency Mortgage Loans, dated June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Newcastle Investment Corp.

Date: June 7, 2012	By:	/s/ Brian Sigman
Brian Sigman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Current Excess Servicing Spread Acquisition Agreement for FNMA Mortgage Loans, dated as of June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.

10.2	Amended and Restated Future Spread Agreement for FNMA Mortgage Loans, dated June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.

10.3	Amended and Restated Current Excess Servicing Spread Acquisition Agreement for FHLMC Mortgage Loans, dated as of June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.

10.4	Amended and Restated Future Spread Agreement for FHLMC Mortgage Loans, dated June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.

10.5	Amended and Restated Current Excess Servicing Spread Acquisition Agreement for Non-Agency Mortgage Loans, dated as of June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.

10.6	Amended and Restated Future Spread Agreement for Non-Agency Mortgage Loans, dated June 7, 2012, between Nationstar Mortgage LLC and NIC MSR II LLC.